SECURED PROMISSORY NOTE

MICHAEL SULLIVAN

(the "Borrower")

SECURED PROMISSORY NOTE ("Note")
ONE HUNDRED THIRTY THOUSAND FIVE HUNDRED FIFTY TWO US DOLLARS
($130,552.00) PRINCIPAL AMOUNT
DATE OF ISSUANCE: February 15, 2011
DUE: February 14, 2012

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE LAWS OF ANY STATE OR OTHER JURISDICTION. TRANSFER OF THIS NOTE IS RESTRICTED PURSUANT TO SUCH LAWS.

ONE HUNDRED THIRTY THOUSAND FIVE HUNDRED FIFTY TWO US DOLLARS ($130,552.00) **Due: February 14, 2012**

1. Note.

1.1 Pursuant to a fully-executed "Loan Agreement" and receipt of the Loan Amount, Michael Sullivan, an individual (the "Borrower"), shall be required to pay to Front Row Networks Inc., a Nevada corporation, (the "Holder"), to satisfy the indebtedness evidenced by this Note is an amount equal to One Hundred Thirty Thousand Five Hundred Fifty Two US Dollars ($135,552.00) The Borrower may satisfy that indebtedness completely if the Borrower pays the Holder an amount equal to One Hundred Thirty Thousand Five Hundred Fifty Two US Dollars ($135,552.00) no later than February 14, 2012.

For purposes of this Note, February 14, 2012 shall be defined as the "Due Date".

1.2 Interest shall not be payable hereunder before default, but shall be payable after default, with interest on overdue principal at a monthly rate of 0.50%, compounded monthly.

1.3 Notwithstanding anything to the contrary in this Note or in any other agreement entered into in connection herewith or securing the indebtedness evidenced hereby, it is agreed that the aggregate of all interest and any other charges constituting interest in connection with this loan transaction shall, under no circumstances, exceed the maximum amount of interest permitted by applicable law. In the event the interest rate does exceed the maximum amount of interest allowed under the law, the parties agree to adjust the interest rate such that it would be permissible under the law.

2. Default.

In the event of an occurrence of any event of default specified below, the principal and all accrued interest on the Note shall become immediately due and payable without notice, except as specified below. The occurrence of any of the following events shall constitute an event of default under this Note:

2.1 The Borrower fails to make any payment of principal on this Note when due at maturity, upon repurchase, upon acceleration or otherwise;

2.2 Any default (other than a default set forth in section 2.1 above) in the performance, or breach, of any other covenants or warranty of the Borrower in the Note.

2.3 Any default (other than a default set forth in section 2.1 above) in the performance, or breach, of any other covenants or warranty of the Borrower in the Loan Agreement.

2.4 Any event of bankruptcy involving the Borrower.

3. Remedies for Default, Collateral.

If any event of default described in section 2 above is not cured within ten (10) calendar days of written (including e-mailed) notice to Borrower by Holder:

3.1 The Holder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on this Note on the stated maturity thereof and to institute suit for the enforcement of any such payment, and such right may not be impaired without the consent of the Holder.

3.2 The Holder shall also have the right, which is absolute and unconditional, to receive Forty Five Million (45,000,000) shares of the Common Stock of Writers' Group Film Corp. held and owned in the name of the Borrower (the "Collateral"). However, if the Holder exercises such right, the Holder may not also exercise the right to institute suit under Section 3.1 above. Borrower agrees to effect any documentation, within three business days, requested by the Holder's broker or clearing firm in placing any common shares converted from the Collateral in the Holder's brokerage account.

4. Securities Law Compliance.

The Holder understands that the issuance and delivery of this Note are subject to full compliance with the provisions of all applicable securities laws and the availability thereunder of any exemption from registration, and this Note may bear a legend to the following effect:

"THE SECURITIES EVIDENCED HEREBY MAY NOT BE TRANSFERRED WITHOUT (i) THE OPINION OF COUNSEL SATISFACTORY TO THIS CORPORATION THAT SUCH

TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, OR (ii) SUCH REGISTRATION."

5. Notices.

Any notice herein required or permitted to be given shall be in writing and may be personally served, sent by United States Mail, certified, or by overnight delivery service, or e-mail. For the purposes hereof, the address and e-mail address of the Holder and of the Borrower are as follows:

Borrower:
Michael Sullivan
____
____
____

Holder:
Front Row Networks, Inc.
c/o Wendy Haviland
8200 Wilshire Blvd. #200
Beverly Hills, CA 90211
whaviland@frnetworks.com

Both the Holder and the Borrower may change the address for service by written notice to the other as herein provided. Contact information for notification purposes shall be the same as above.

6. Amendments.

No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Holder therefrom shall be effective unless the same shall be in writing and signed by the Holder and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

7. Successors and Assigns.

This Note shall be binding upon the Borrower and its successors and assigns and the terms hereof shall inure to the benefit of the Holder and its successors and assigns, including subsequent holders hereof.

8. Waiver of Notice.

The Borrower hereby waives presentment, demand for payment, notice of protest and all other demands in connection with the delivery, acceptance, performance, default or enforcement of this Note.

9. Governing Law.

This Note shall be governed by the laws of the State of California.

IN WITNESS WHEREOF, the parties have signed this Note as of the 15th day of February, 2011.

Borrower:

Michael Sullivan

Holder:

Front Row Networks, Inc.
By: John Diaz, CEO

LOAN AGREEMENT

This Loan Agreement (this "Agreement") is entered into and effective as of February 15, 201 (the "Effective Date"), by and between Front Row Networks, Inc. ("Lender"), and Michae Sullivan ("Borrower"). Lender hereby agrees to make a loan to Borrower pursuant to the term and conditions contained in this Loan Agreement (the "Agreement"):

1. **Lender:** Front Row Networks, Inc.

2. **Borrower:** Michael Sullivan, an individual.

3. **Amount:** ONE HUNDRED THIRTY THOUSAND FIVE HUNDRED FIFTY TWO US DOLLARS (US$130,552.00) (the "Loan").

4. **Purpose:** The proceeds of the Loan are to be used for Borrower's business expenses related to the Borrower's business.

   Upon execution of this Agreement, Borrower shall execute a promissory note, in the form attached hereto as Exhibit A, in the principal amount of One Hundred Thirty Thousand Five Hundred Fifty Two Dollars (US$130,552.00) (the "Note") on the terms set forth herein.

5. **Maturity:** The final maturity of the Loan is February 14, 2012 (the "Maturity Date"). Principal and interest on the loan are due and payable as of the Maturity Date.

6. **Interest:** If the principal on the Loan is not fully repaid as of the Maturity Date, additional interest will accrue on the outstanding principal and interest at the rate of one-half of one percent (0.5%) per month pro-rated daily.

7. **Collateral** Forty Five Million (45,000,000) shares of common stock of Writers' Group Film Corp. owned by and held in the name of Borrower shall be Lender's collateral ("Collateral") for the Loan.

8. **Lien:** Lender hereby perfects, and shall record as soon as reasonably practical, a lien on the Collateral. Such lien shall be removed upon repayment of the loan in full as set forth herein.

9. **Events of Default:** It is expressly agreed that all amounts due under this Agreement and the Note (principal plus interest and all other amounts due, if any) will be immediately due and payable if any of the following events occurs (each such event an "Event of Default"):

   a) if any amount due under this Agreement or the Note is not paid on its due date;

   b) if the Borrower fails to comply with any term or condition provided herein or in the Note; or

   c) if the Borrower is subject to bankruptcy.

Upon the occurrence of any Event of Default, the Lender shall have all of the rights set forth in Section 3 of the Note.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first above written.

FRONT ROW NETWORKS, INC.
"LENDER"

Signature: ______________________

Print Name: John Diaz
Title: CEO

MICHAEL SULLIVAN
"BORROWER"

Signature: ______________________

Print Name: Michael Sullivan
February 15, 2011